UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period :	August 1, 2014 — July 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:
Putnam Voyager Fund

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Annual report 7 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Voyager
Fund

Annual report
7 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	24
Federal tax information	56
About the Trustees	57
Officers	59

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A number of questions have emerged during the past year regarding the pace of growth in the global economy, resolution of Greece’s debt crisis, and changes in central bank policy, as the U.S. Federal Reserve has communicated its intentions to begin lifting interest rates. Although prompted by U.S. economic strength, tighter U.S. monetary policy can cause market volatility and constrain growth in other regions.

The Fed’s intentions contrast with the actions of central banks in Europe, Japan, and China, which are committed, for the foreseeable future, to low-interest-rate policies seeking to foster growth. Shortly after the end of your fund’s fiscal period, the People’s Bank of China even took the unexpected step of devaluing its currency in an attempt to reinvigorate the world’s second-largest economy.

China’s action triggered widespread selling in global stock markets, highlighting the lack of consensus among investors about economic strength in many regions and the possible effects of tighter U.S. monetary policy.

In the following pages, you will find a discussion of current economic and market conditions in addition to an update on your fund’s performance. Putnam’s experienced portfolio managers have research-driven viewpoints that guide their investment decisions in changing markets.

You can also consult with your financial advisor regarding the current market environment, and whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, we thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

September 8, 2015

Putnam Voyager Fund

A veteran stock picker targets large growing companies

For more than 40 years, Putnam Voyager Fund has invested in the growth potential of U.S. companies. Today, the fund is managed by industry veteran Nick Thakore, who began his career in 1993 and has invested through many market environments. Backed by a team of skilled analysts, Nick looks for companies that have the potential to grow revenues and earnings at a rate that the market underestimates.

"In difficult markets, I try to capitalize on investor skepticism. I keep my focus on the companies themselves and don't get distracted by the 'noise.' When the market is strong, rather than get caught up in the rally, I try to be disciplined about selling companies that have discounted their growth outlook."

Nick C. Thakore
Portfolio Manager
Co-Head of U.S. Equities

A combination of earnings growth and attractive stock prices

Nick looks for companies that are poised for rapid growth, but he also keeps a careful eye on stock prices. Overall, companies in the fund's portfolio have higher projected earnings growth rates relative to those in the fund's benchmark, but their price/earnings ratios are projected to be lower, which means the stocks are generally less expensive. Seeking attractive valuations helps mitigate risk if a company's anticipated growth fails to materialize.

Seeking growth — without paying too much

Putnam Voyager Fund holdings
Russell 1000 Growth Index holdings
16.6%
14.1%
17.0x
18.7x
Earnings-per-share growth (projected 5-year growth rate)
Price/earnings ratio (forward 12 months)

Data as of 6/30/15.

Sources: Putnam research and IBES.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Price/earnings ratio is a measure of a company's market capitalization divided by its total earnings. Earnings-per-share growth rates reflect the projected average change in a company's total earnings per share each year over the next five years.

2 Voyager Fund

Voyager Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 7/31/15

The fund — class A shares before sales charge
Putnam Voyager Fund (PVOYX)
Fund's benchmark
Russell 1000 Growth Index
Fund's Lipper peer group average
Large-Cap Growth Funds
10.88
10.15
8.06
8.95
8.17
12.74
17.75
16.53
21.01
18.78
18.85
10.51
16.08
15.55
LIFE OF FUND*
(since 4/1/69)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

4     Voyager Fund

Interview with your fund’s portfolio manager

Nick C. Thakore

What can you tell us about the investing environment for the 12-month reporting period ended July 31, 2015?

Overall, U.S. stocks delivered solid performance, and large-cap growth stocks were particularly strong. During the first six months of the period, stocks were fairly volatile, especially in October, when they declined nearly 10% in response to global geopolitical tensions, slowing growth in Europe and China, and falling oil prices. Although the market remained choppy, stocks ended the calendar year well into positive territory. In fact, at the close of 2014, the S&P 500 Index, a broad measure of U.S. stock performance, posted its third consecutive double-digit annual return.

For the remainder of the period, conditions were calmer and performance was essentially flat for the broad stock market. Volatility was mostly absent, but made an appearance in late June, as the Greek debt crisis escalated. On June 29, the S&P 500 Index lost 2%, which at that point was its steepest single-day selloff of 2015. The decline was in response to Greece’s call for a July 5 referendum vote on bailout terms. Although overall equity returns were modest in the second half of the period, the S&P 500 Index recorded its ninth consecutive quarterly gain in March, when the bull market for U.S. stocks entered its seventh year.

How did the fund perform for the period?

The fund delivered a positive return, but underperformed its benchmark, the Russell 1000 Growth Index, and the average return

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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for funds within its Lipper peer group, Large-Cap Growth Funds.

Could you provide examples of holdings that detracted from fund performance for the period?

The biggest detractor from fund performance for the period was the stock of Micron Technology, a maker of semiconductor devices that are used in computers and mobile devices. Micron faced competitive challenges that weakened its earnings considerably in recent months. Many of Micron’s products are used in personal computers, a market in which demand has declined dramatically.

Also among the top detractors was ITT Educational Services, a for-profit education company whose stock has struggled due to declining new enrollments, weak revenues, and regulatory scrutiny of its private student loan programs.

Plunging energy prices were a major theme for the financial markets, and this had a negative impact on some energy stocks in the fund’s portfolio. The price of oil dropped more than 50% in 2014, hitting a five-year low. The decline was largely in response to greater oil supplies combined with reduced energy demand.

In 2015, oil prices remained volatile, recovering in the spring, then dropping sharply again. Just after the close of the period, the price of oil was down 60% from its 2014 peak. Energy sector challenges were evident in the performance of fund holdings Halliburton, which provides products and services to oil and gas exploration and production companies; Genel Energy, a United Kingdom-based exploration and production company; and Whiting Petroleum, which is engaged in oil and gas exploration and production.

What were some stocks or strategies that helped fund performance for the period?

The top contributor to fund performance versus the benchmark was the stock of Office Depot, a retailer of office supplies

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 7/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Voyager Fund

“A less attractive environment for
corporate earnings may be one of the
primary headwinds for U.S. stocks.”

Nick Thakore

and services. During the period, investors responded positively to news of competitor Staples’ proposed $6.3 billion deal to buy Office Depot, which, at the close of the period, had yet to be approved by the Federal Trade Commission. Office Depot was sold from the portfolio by the close of the period.

Fund performance was also boosted by a number of pharmaceutical and biotechnology companies. Jazz Pharmaceuticals, which specializes in areas such as sleep disorders and oncology, has delivered strong revenue and earnings growth, due in part to the success of Xyrem, its treatment for narcolepsy.

Another highlight was Cubist Pharmaceuticals, a company that specializes in developing antibacterial drugs for use in hospitals. The stock advanced considerably after the announcement that Cubist was to be acquired by Merck, a large U.S. pharmaceutical company, for $8.4 billion. Cubist was acquired by Merck in January 2015 and was not a fund holding at the close of the period.

Celgene, a biopharmaceutical company that specializes in treatments for cancer and inflammatory diseases, was also a top performer for the period. In July, Celgene agreed to pay $7.2 billion in cash to acquire Receptos, a biotechnology company developing treatments for autoimmune diseases.

Biotechnology stocks have outperformed for some time. What is your outlook for the sector?

Although many investors believe the biotechnology sector is in bubble territory, I believe it continues to offer attractive opportunities. When analyzing the potential of biotech

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Voyager Fund     7

stocks, I believe it is critical to distinguish between early-stage companies, many of which are vulnerable to extreme speculation, and large-cap biotech companies with proven products and solid pipelines. Among early-stage biotech companies, we are seeing multibillion-dollar valuations for firms whose drugs are still in Phase 1 trials.

While investors should proceed with caution in this area, I believe that we are in an unprecedented period of innovation and drug development, and that the health-care sector offers powerful long-term growth trends. I believe stocks of many large-cap biotech companies are offering significant, sustainable growth prospects along with reasonable valuations. Certainly, the sector is likely to encounter volatility and corrections, but I believe the long-term growth opportunity remains. And despite the surge in biotech stocks in 2014, valuations of the large-cap component are not out of line with the rest of the market, in my view.

What role did derivatives play in the portfolio?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Specifically, forward currency contracts were used to attempt to hedge foreign exchange risk, and purchased and written options were used to seek to manage downside risks, enhance returns, and hedge against changes in values of securities that are currently held or expected to be purchased. In addition, total return swaps were used to gain exposure to a basket of securities or to specific sectors or industries.

What are some of the risks for U.S. stock investors?

One challenge for investors today relates to earnings growth. After delivering impressive earnings in 2014, U.S. corporations are facing a few more hurdles today. Many firms have started to reinvest more in their businesses for future growth, which can be a drag on earnings in the near term. Also, the strengthening U.S. dollar, combined with

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Voyager Fund

slowing growth in international markets, has hurt the earnings of U.S. companies that depend on non-U.S. markets for revenue.

Although my outlook is mixed, I believe chances are good that, beyond this year, earnings growth can return. Also, we have yet to see some of the classic signals that typically precede a recession, such as a spike in oil prices or higher unemployment claims. In fact, oil prices recently collapsed to multiyear lows and unemployment claims are near 40-year lows.

I would consider the less attractive environment for corporate earnings to be one of the primary headwinds for U.S. stocks in the months ahead. However, this is the type of challenge that drives our fundamental research and motivates us to find those businesses with strong growth drivers. I believe there are many holdings in the fund’s portfolio that offer an attractive combination of growth and valuation that has not yet been fully rewarded.

Thank you, Nick, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He has an M.B.A. from the University of Pennsylvania Wharton School of Business and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

IN THE NEWS

The People’s Bank of China devalued the Chinese yuan against the U.S. dollar on August 11, 2015, sending global markets down. For the next two days the currency declined further, totaling its biggest drop in decades — 4.4%. The unexpected move to reset the reference value of the currency followed recent reports that China’s exports fell in July and producer prices continued their nearly four-year deflationary trend. Analysts concluded that these measures were driven by an attempt to boost exports and stimulate the economy. China’s growth rate in early 2015 declined from levels of previous quarters. Central bank leadership said the currency was not in a free fall, but that the bank was allowing the market to have more influence over the currency’s direction. Policymakers said the exchange rate would be based more on the currency’s trading performance than by government mandate. At the same time, some observers contend that the move sends a signal that global growth is weak to the U.S. Federal Reserve, as it considers when to raise interest rates.

Voyager Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	10.88%	10.73%	10.68%	10.68%	10.04%	10.04%	10.20%	10.11%	10.60%	11.01%	11.02%	11.01%
10 years	117.19	104.70	104.51	104.51	101.46	101.46	106.50	99.27	111.90	123.27	123.94	122.63
Annual average	8.06	7.43	7.42	7.42	7.26	7.26	7.52	7.14	7.80	8.36	8.40	8.33
5 years	82.15	71.68	75.43	73.43	75.46	75.46	77.60	71.39	79.95	84.91	85.47	84.38
Annual average	12.74	11.41	11.90	11.64	11.90	11.90	12.17	11.38	12.47	13.08	13.15	13.02
3 years	77.18	66.99	73.20	70.20	73.24	73.24	74.51	68.40	75.87	79.01	79.55	78.50
Annual average	21.01	18.64	20.09	19.39	20.10	20.10	20.39	18.97	20.71	21.42	21.54	21.31
1 year	10.51	4.16	9.65	4.93	9.67	8.72	9.95	6.10	10.24	10.84	10.93	10.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Voyager Fund

Comparative index returns For periods ended 7/31/15

	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds category average*
Annual average (life of fund)	—†	10.15%
10 years	135.60%	120.81
Annual average	8.95	8.17
5 years	126.35	115.41
Annual average	17.75	16.53
3 years	67.59	68.06
Annual average	18.78	18.85
1 year	16.08	15.55

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/15, there were 678, 607, 526, 388, and 7 funds, respectively, in this Lipper category.

†The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/31/05 to 7/31/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,451 and $20,146, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,927. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $21,190, $22,327, $22,394, and $22,263, respectively.

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Fund price and distribution information For the 12-month period ended 7/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.136		—	—	—		$0.042	$0.247	$0.274	$0.225
Capital gains
Long-term gains	2.298		$2.298	$2.298	$2.298		2.298	2.298	2.298	2.298
Short-term gains	1.740		1.740	1.740	1.740		1.740	1.740	1.740	1.740
Total	$4.174		$4.038	$4.038	$4.038		$4.080	$4.285	$4.312	$4.263
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
7/31/14	$32.36	$34.33	$27.05	$29.79	$29.63	$30.70	$31.72	$33.96	$33.99	$33.87
7/31/15	31.47	33.39	25.53	28.54	28.44	29.47	30.78	33.23	33.26	33.13

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	10.86%	10.72%	10.66%	10.66%	10.03%	10.03%	10.18%	10.10%	10.58%	11.00%	11.00%	10.99%
10 years	124.04	111.16	111.04	111.04	107.83	107.83	113.14	105.68	118.51	130.29	130.98	129.69
Annual average	8.40	7.76	7.75	7.75	7.59	7.59	7.86	7.48	8.13	8.70	8.73	8.67
5 years	96.85	85.53	89.66	87.66	89.52	89.52	92.05	85.32	94.34	99.80	100.41	99.28
Annual average	14.51	13.16	13.66	13.42	13.64	13.64	13.94	13.13	14.21	14.85	14.92	14.79
3 years	72.08	62.19	68.25	65.25	68.14	68.14	69.50	63.57	70.76	73.82	74.34	73.36
Annual average	19.83	17.49	18.94	18.23	18.91	18.91	19.23	17.82	19.53	20.24	20.36	20.13
1 year	5.68	–0.40	4.91	0.39	4.88	3.96	5.19	1.51	5.42	6.01	6.09	5.96

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12     Voyager Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 7/31/14	0.98%	1.73%	1.73%	1.48%	1.23%	0.66%	0.56%	0.73%
Annualized expense ratio for the six-month period ended 7/31/15*†	1.04%	1.79%	1.79%	1.54%	1.29%	0.75%	0.65%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

†Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 7/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2015, to July 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.33	$9.15	$9.15	$7.88	$6.61	$3.85	$3.33	$4.05
Ending value (after expenses)	$1,066.40	$1,062.40	$1,062.50	$1,063.60	$1,065.40	$1,068.10	$1,068.80	$1,067.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2015, use the following calculation method. To find the value of your investment on February 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.21	$8.95	$8.95	$7.70	$6.46	$3.76	$3.26	$3.96
Ending value (after expenses)	$1,019.64	$1,015.92	$1,015.92	$1,017.16	$1,018.40	$1,021.08	$1,021.57	$1,020.88

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Voyager Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Voyager Fund     15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2015, Putnam employees had approximately $517,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Voyager Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Voyager Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18     Voyager Fund

fund, and the continued application of certain reductions and waivers noted below; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor

Voyager Fund     19

servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

20     Voyager Fund

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	1st
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 700, 616 and 546 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Voyager Fund     21

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2014 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the five-year period was due in significant part to the fund’s poor performance in 2011, which Putnam Management largely attributed to an emphasis on cyclical companies (those whose performance tends to be tied to overall economic conditions) and a de-emphasis on mega-cap companies at a time when non-cyclicals and mega-cap companies broadly outperformed other market segments, combined with poor stock selection in the information technology, financials, and consumer discretionary sectors.

The Trustees also observed that, although the fund had not performed well in 2011, the fund ranked in the top quartile for the three-year period ended December 31, 2014 and that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking

22     Voyager Fund

best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Voyager Fund     23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     Voyager Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the “fund”) at July 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2015

Voyager Fund     25

The fund’s portfolio 7/31/15

COMMON STOCKS (93.5%)*	Shares	Value
Aerospace and defense (3.6%)
Airbus Group SE (France)	353,146	$25,057,426
Bombardier, Inc. Class B (Canada)	9,817,859	12,236,197
Honeywell International, Inc.	360,500	37,870,525
Northrop Grumman Systems Corp.	118,100	20,432,481
Raytheon Co.	275,400	30,043,386
United Technologies Corp.	283,300	28,417,823
		154,057,838
Airlines (2.9%)
American Airlines Group, Inc.	1,502,300	60,242,230
Spirit Airlines, Inc. †	1,033,300	61,812,006
		122,054,236
Auto components (0.3%)
Johnson Controls, Inc.	275,900	12,570,004
		12,570,004
Automobiles (2.3%)
Fiat Chrysler Automobiles NV (United Kingdom) † S	1,315,676	20,787,681
Tata Motors, Ltd. (India)	1,565,344	9,369,795
Tesla Motors, Inc. † S	79,700	21,212,155
Yamaha Motor Co., Ltd. (Japan)	2,063,500	47,024,677
		98,394,308
Banks (1.4%)
Bank of America Corp.	2,091,219	37,390,996
JPMorgan Chase & Co.	139,056	9,529,508
Wells Fargo & Co.	198,400	11,481,408
		58,401,912
Beverages (0.3%)
SABMiller PLC (United Kingdom)	227,246	11,932,164
		11,932,164
Biotechnology (9.6%)
AMAG Pharmaceuticals, Inc. † S	719,317	45,964,356
ARIAD Pharmaceuticals, Inc. † S	1,306,208	10,658,657
Biogen, Inc. †	261,500	83,360,970
Celgene Corp. †	938,800	123,217,500
Gilead Sciences, Inc.	995,528	117,332,930
PTC Therapeutics, Inc. † S	228,010	11,676,392
TESARO, Inc. † S	32,909	1,908,722
United Therapeutics Corp. †	64,258	10,882,735
		405,002,262
Building products (0.3%)
Assa Abloy AB Class B (Sweden)	665,518	13,469,822
		13,469,822
Capital markets (2.0%)
Bank of New York Mellon Corp. (The)	346,900	15,055,460
Charles Schwab Corp. (The)	433,700	15,127,456
KKR & Co. LP	1,803,500	43,103,650
Morgan Stanley	294,800	11,450,032
		84,736,598

26     Voyager Fund

COMMON STOCKS (93.5%)* cont.	Shares	Value
Chemicals (1.9%)
Dow Chemical Co. (The)	82,900	$3,901,274
E.I. du Pont de Nemours & Co.	191,700	10,689,192
Monsanto Co.	277,200	28,243,908
Sherwin-Williams Co. (The)	131,500	36,525,440
		79,359,814
Commercial services and supplies (0.4%)
Tyco International PLC	502,500	19,089,975
		19,089,975
Communications equipment (0.2%)
QUALCOMM, Inc.	106,609	6,864,554
		6,864,554
Consumer finance (0.3%)
Discover Financial Services	186,200	10,391,822
Oportun Financial Corp. (acquired 6/23/15, cost $1,923,622) (Private) † ΔΔ F	674,955	1,731,260
		12,123,082
Diversified consumer services (0.7%)
H&R Block, Inc.	213,300	7,100,757
Houghton Mifflin Harcourt Co. †	550,616	14,387,596
ITT Educational Services, Inc. † Ω S	2,179,992	8,022,371
		29,510,724
Diversified financial services (0.3%)
Challenger, Ltd. (Australia)	2,064,123	10,798,930
		10,798,930
Diversified telecommunication services (0.3%)
Level 3 Communications, Inc. †	242,400	12,241,200
		12,241,200
Electrical equipment (0.1%)
Jiangnan Group, Ltd. (China)	10,034,000	2,575,527
		2,575,527
Electronic equipment, instruments, and components (0.3%)
TE Connectivity, Ltd.	209,200	12,744,464
		12,744,464
Energy equipment and services (1.1%)
Baker Hughes, Inc.	394,500	22,940,175
Halliburton Co.	549,179	22,950,190
		45,890,365
Food and staples retail (1.0%)
CVS Health Corp.	387,100	43,537,137
		43,537,137
Food products (0.7%)
JM Smucker Co. (The)	95,500	10,666,395
Keurig Green Mountain, Inc. S	196,300	14,730,352
Nomad Foods, Ltd. (British Virgin Islands) †	190,427	3,951,360
		29,348,107
Health-care equipment and supplies (0.3%)
Boston Scientific Corp. †	739,200	12,817,728
		12,817,728
Health-care providers and services (0.9%)
Anthem, Inc.	55,600	8,577,412
Cardinal Health, Inc.	100,600	8,548,988
China Pioneer Pharma Holdings, Ltd. (China)	6,365,000	3,715,146
Cigna Corp.	115,100	16,581,306
		37,422,852

Voyager Fund     27

COMMON STOCKS (93.5%)* cont.	Shares	Value
Health-care technology (0.2%)
Castlight Health, Inc. Class B † S	1,254,040	$9,004,007
		9,004,007
Hotels, restaurants, and leisure (1.3%)
Melco Crown Entertainment, Ltd. ADR (Hong Kong) S	645,077	13,307,939
Restaurant Brands International LP (Units) (Canada) S	4,381	181,725
Restaurant Brands International, Inc. (Canada) S	389,619	16,847,126
Thomas Cook Group PLC (United Kingdom) †	12,530,653	23,458,763
		53,795,553
Household durables (1.4%)
Panasonic Corp. (Japan)	1,451,200	17,042,664
PulteGroup, Inc.	1,838,752	38,098,941
Skyworth Digital Holdings, Ltd. (China)	6,236,000	4,790,312
		59,931,917
Independent power and renewable electricity producers (0.5%)
NRG Energy, Inc.	498,000	11,180,100
TerraForm Global, Inc. Class A †	823,200	11,641,612
		22,821,712
Industrial conglomerates (0.6%)
Danaher Corp.	229,500	21,013,020
Siemens AG (Germany)	40,598	4,346,147
		25,359,167
Insurance (1.7%)
Assured Guaranty, Ltd.	1,763,846	43,143,673
Genworth Financial, Inc. Class A †	4,363,600	30,588,836
		73,732,509
Internet and catalog retail (4.9%)
Amazon.com, Inc. †	215,200	115,379,480
Ctrip.com International, Ltd. ADR (China) † S	393,200	28,145,256
Delivery Hero Holding GmbH (acquired 6/12/15, cost $6,723,847) (Private) (Germany) †ΔΔ F	873	5,905,476
FabFurnish GmbH (acquired 8/2/13, cost $186) (Private) (Brazil) †ΔΔ F	140	115
Global Fashion Holding SA (acquired 8/2/13, cost $9,259,308) (Private) (Brazil) †ΔΔ F	218,573	5,595,106
Netflix, Inc. †	78,800	9,007,628
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $186) (Private) (Brazil) †ΔΔ F	140	115
New Middle East Other Assets GmbH (acquired 8/2/13, cost $76) (Private) (Brazil) †ΔΔ F	57	47
Priceline Group, Inc. (The) †	33,297	41,407,150
		205,440,373
Internet software and services (14.1%)
Alibaba Group Holding, Ltd. ADR (China) † S	943,743	73,932,827
Baidu, Inc. ADR (China) †	144,000	24,863,040
Facebook, Inc. Class A †	1,873,381	176,116,548
Google, Inc. Class A †	413,394	271,806,555
Monster Worldwide, Inc. † S	2,214,024	15,608,869
Tencent Holdings, Ltd. (China)	820,700	15,286,655
Twitter, Inc. † S	361,300	11,203,913
Yahoo!, Inc. †	237,900	8,723,793
		597,542,200

28     Voyager Fund

COMMON STOCKS (93.5%)* cont.	Shares	Value
IT Services (3.4%)
MasterCard, Inc. Class A	220,500	$21,476,700
PayPal Holdings, Inc. †	124,766	4,828,444
Visa, Inc. Class A	1,550,400	116,807,136
		143,112,280
Media (2.1%)
Comcast Corp. Class A	401,735	25,072,281
Liberty Global PLC Ser. A (United Kingdom) †	265,151	13,909,821
Time Warner Cable, Inc.	93,232	17,715,012
Time Warner, Inc.	185,255	16,309,850
Walt Disney Co. (The)	121,000	14,520,000
		87,526,964
Multiline retail (0.4%)
Macy’s, Inc.	247,200	17,071,632
		17,071,632
Oil, gas, and consumable fuels (3.0%)
Anadarko Petroleum Corp.	248,900	18,505,715
EOG Resources, Inc.	216,000	16,673,040
Genel Energy PLC (United Kingdom) †	3,189,654	18,498,054
Gulfport Energy Corp. †	648,000	21,228,480
Pioneer Natural Resources Co.	138,400	17,544,968
Scorpio Tankers, Inc.	746,235	8,014,564
Suncor Energy, Inc. (Canada)	842,000	23,717,766
Whiting Petroleum Corp. †	122,831	2,516,807
		126,699,394
Paper and forest products (0.4%)
Louisiana-Pacific Corp. † S	815,000	12,013,100
Norbord, Inc. (Canada)	180,505	3,501,481
		15,514,581
Personal products (1.2%)
Avon Products, Inc. S	4,183,972	23,723,121
Coty, Inc. Class A †	321,900	8,604,387
Edgewell Personal Care Co.	198,002	18,950,771
		51,278,279
Pharmaceuticals (8.4%)
AbbVie, Inc.	248,600	17,404,486
Allergan PLC †	308,607	102,195,208
Bristol-Myers Squibb Co.	366,100	24,030,804
Endo International PLC †	23,993	2,100,347
Jazz Pharmaceuticals PLC † S	635,823	122,230,614
Mylan NV †	188,900	10,576,511
Pacira Pharmaceuticals, Inc. † S	126,000	8,368,920
Perrigo Co. PLC	89,700	17,240,340
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	740,800	51,130,016
		355,277,246
Real estate investment trusts (REITs) (0.4%)
American Tower Corp. R	168,300	16,007,013
Hibernia REIT PLC (Ireland) R	1,213,025	1,747,374
		17,754,387
Real estate management and development (0.8%)
Kennedy-Wilson Holdings, Inc.	780,588	19,764,488
RE/MAX Holdings, Inc. Class A	414,604	15,680,323
		35,444,811

Voyager Fund     29

COMMON STOCKS (93.5%)* cont.	Shares	Value
Road and rail (1.6%)
Genesee & Wyoming, Inc. Class A †	261,086	$18,594,545
Union Pacific Corp.	483,200	47,155,488
		65,750,033
Semiconductors and semiconductor equipment (3.6%)
ARM Holdings PLC ADR (United Kingdom)	142,000	6,679,680
Avago Technologies, Ltd.	215,200	26,930,128
Canadian Solar, Inc. (Canada) † S	815,193	21,892,008
Micron Technology, Inc. †	1,047,552	19,390,188
NXP Semiconductor NV † S	297,000	28,806,030
ON Semiconductor Corp. †	1,653,800	17,563,356
Skyworks Solutions, Inc.	150,700	14,417,469
SunEdison, Inc. † S	743,300	17,304,024
		152,982,883
Software (3.2%)
Activision Blizzard, Inc.	256,100	6,604,819
Microsoft Corp.	656,800	30,672,560
Nintendo Co., Ltd. (Japan)	90,800	15,998,547
Oracle Corp.	513,689	20,516,739
Salesforce.com, Inc. †	498,200	36,518,060
TiVo, Inc. †	2,475,300	24,653,988
		134,964,713
Specialty retail (2.1%)
Gap, Inc. (The) S	288,600	10,528,128
Home Depot, Inc. (The)	444,200	51,984,726
Lowe’s Cos., Inc.	369,900	25,656,264
		88,169,118
Technology hardware, storage, and peripherals (5.9%)
Apple, Inc.	1,707,847	207,161,841
EMC Corp.	347,600	9,346,964
Lenovo Group, Ltd. (China)	7,288,000	7,893,200
Samsung Electronics Co., Ltd. (South Korea)	15,189	15,260,920
Western Digital Corp.	107,380	9,241,123
		248,904,048
Thrifts and mortgage finance (0.3%)
Dewan Housing Finance Corp., Ltd. (India)	1,541,286	11,648,855
		11,648,855
Tobacco (0.4%)
Philip Morris International, Inc.	191,200	16,353,336
		16,353,336
Wireless telecommunication services (0.4%)
SoftBank Corp. (Japan)	109,200	6,074,144
Vodafone Group PLC ADR (United Kingdom)	336,000	12,694,075
		18,768,219
Total common stocks (cost $3,425,387,517)		$3,949,791,820

30     Voyager Fund

PURCHASED OPTIONS OUTSTANDING (1.3%)*	Expiration date/strike price	Contract amount	Value
Agilent Technologies, Inc. (Call)	Aug-15/$32.50	$477,202	$4,051,445
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/90.00	168,464	418,667
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/110.00	518,358	214,642
Calpine Corp. (Call)	Sep-15/12.00	1,664,421	10,515,163
Coca-Cola Co. (The) (Call)	Aug-15/50.00	1,725,294	173
DISH Network Corp. (Call)	Aug-15/55.00	352,709	3,428,176
Fortune Brands Home & Security, Inc. (Call)	Sep-15/35.00	357,838	4,569,233
Freeport-McMoran, Inc. (Call)	Aug-15/11.00	841,278	946,530
Hilton Worldwide Holdings, Inc. (Call)	Oct-15/22.00	1,079,330	5,351,059
Huntsman Corp. (Call)	Aug-15/16.00	1,466,470	4,489,349
iShares MSCI Emerging Markets ETF (Call)	Aug-15/40.00	4,161,094	228,902
iShares MSCI Emerging Markets ETF (Call)	Aug-15/42.00	8,319,417	33,278
L-3 Communications Holdings, Inc. (Call)	Aug-15/105.00	266,212	2,688,209
NetApp, Inc. (Call)	Sep-15/25.00	486,938	3,083,097
Pandora Media, Inc. (Call)	Aug-15/11.00	896,000	5,841,786
SABMiller PLC (Call)	Aug-15/41.40	566,609	48,843
SPDR S&P 500 ETF Trust (Call)	Aug-15/218.00	10,813,908	594,873
SPDR S&P 500 ETF Trust (Call)	Aug-15/216.00	2,311,745	345,097
SPDR S&P 500 ETF Trust (Call)	Aug-15/220.00	6,936,732	213,166
SPDR S&P 500 ETF Trust (Call)	Aug-15/222.00	8,369,239	171,235
SPDR S&P 500 ETF Trust (Put)	Aug-15/204.00	4,160,934	2,716,674
SPDR S&P 500 ETF Trust (Put)	Aug-15/200.00	4,160,934	1,407,644
SPDR S&P 500 ETF Trust (Put)	Aug-15/202.00	1,809,091	823,750
Wynn Resorts, Ltd. (Call)	Aug-15/90.00	256,259	3,402,687
Total purchased options outstanding (cost $72,090,659)			$55,583,678

CONVERTIBLE PREFERRED STOCKS (1.0%)*	Shares	Value
Allergan PLC Ser. A, 5.50% cv. pfd.	9,434	$10,491,834
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $5,253) (Private) †ΔΔ F	1,843	4,727
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $100,457) (Private) †ΔΔ F	31,891	90,411
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $235,942) (Private) †ΔΔ F	46,354	212,348
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $342,236) (Private) †ΔΔ F	67,237	308,013
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $191,914) (Private) †ΔΔ F	34,957	172,723
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $579,325) (Private) †ΔΔ F	75,433	521,393
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,624,930) (Private) †ΔΔ F	570,151	1,462,437
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $2,054,710) (Private) †ΔΔ F	720,951	1,849,239
Oportun Financial Corp. Ser. H, 8.00 % cv. pfd. (acquired 2/6/15, cost $6,422,373) (Private) †ΔΔ F	2,255,601	5,780,135
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $19,183,494) (Private) †ΔΔ F	567,268	20,237,116
Total convertible preferred stocks (cost $40,174,634)		$41,130,376

Voyager Fund     31

WARRANTS (0.9%)* †	Expiration date	Strike price	Warrants	Value
Gree Electric Appliances, Inc. of Zhuhai 144A (China)	6/24/16	$0.00	1,917,700	$6,889,847
Gree Electric Appliances, Inc. of Zhuhai 144A (China)	3/24/16	0.00	801,400	2,879,243
Wells Fargo & Co. W	10/28/18	34.01	813,312	19,478,822
Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	1,902,400	7,882,627
Total warrants (cost $22,450,741)				$37,130,539

INVESTMENT COMPANIES (0.6%)*	Shares	Value
iShares Dow Jones U.S. Home Construction Index Fund S	311,200	$8,847,416
Market Vectors Junior Gold Miners ETF S	841,300	16,270,742
Total investment companies (cost $29,270,741)		$25,118,158

SHORT-TERM INVESTMENTS (10.2%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.25% [d]	Shares 316,708,471	$316,708,471
Putnam Short Term Investment Fund 0.11% L	Shares 89,817,978	89,817,978
SSgA Prime Money Market Fund Class N 0.06% P	Shares 23,010,000	23,010,000
U.S. Treasury Bills 0.01%, November 5, 2015	$2,583,000	2,582,419
U.S. Treasury Bills 0.01%, October 15, 2015	350,000	349,965
Total short-term investments (cost $432,469,407)		$432,468,833

TOTAL INVESTMENTS
Total investments (cost $4,021,843,699)	$4,541,223,404

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $4,225,957,474.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $43,870,661, or 1.0% of net assets.

Ω	Affiliated company (Note 5).
d

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

32     Voyager Fund

P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).
At the close of the reporting period, the fund maintained liquid assets totaling $14,885,695 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/15 (aggregate face value $233,767,614)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International
	British Pound	Sell	9/16/15	$47,489,910	$46,369,508	$(1,120,402)
	Euro	Sell	9/16/15	23,464,264	23,312,046	(152,218)
	Japanese Yen	Sell	8/19/15	76,320,529	78,942,669	2,622,140
State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/21/15	41,496,554	43,197,317	1,700,763
UBS AG
	British Pound	Sell	9/16/15	43,003,870	41,946,074	(1,057,796)
Total						$1,992,487

WRITTEN OPTIONS OUTSTANDING at 7/31/15 (premiums $9,868,265)
	Expiration date/strike price	Contract amount	Value
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/$110.00	$168,464	$69,758
Alibaba Group Holding, Ltd. ADR (Call)	Jan-16/130.00	518,358	60,606
Coca-Cola Co. (The) (Call)	Aug-15/55.00	1,725,294	17
SABMiller PLC (Call)	Aug-15/45.00	566,609	10,822
SPDR S&P 500 ETF Trust (Call)	Aug-15/220.00	10,813,908	332,311
SPDR S&P 500 ETF Trust (Call)	Aug-15/224.00	8,369,239	164,707
SPDR S&P 500 ETF Trust (Call)	Aug-15/222.00	6,936,732	141,926
SPDR S&P 500 ETF Trust (Call)	Aug-15/218.00	2,311,745	127,169
SPDR S&P 500 ETF Trust (Put)	Aug-15/202.00	8,321,868	3,895,466
SPDR S&P 500 ETF Trust (Put)	Aug-15/200.00	1,809,091	578,537
Total			$5,381,319

Voyager Fund     33

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/15
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
baskets	1,082,059	$—	7/28/16	(3 month USD-LIBOR-BBA plus 0.32%)	A basket (DBPTMATR) of common stocks	$(6,372,471)
Total		$—	$(6,372,471)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$539,223,523	$101,686,211	$11,500,859
Consumer staples	140,516,859	11,932,164	—
Energy	154,091,705	18,498,054	—
Financials	278,714,665	24,195,159	1,731,260
Health care	815,808,949	3,715,146	—
Industrials	356,907,676	45,448,922	—
Information technology	1,242,675,820	54,439,322	—
Materials	94,874,395	—	—
Telecommunication services	24,935,275	6,074,144	—
Utilities	22,821,712	—	—
Total common stocks	3,670,570,579	265,989,122	13,232,119
Convertible preferred stocks	—	10,491,834	30,638,542
Investment companies	25,118,158	—	—
Purchased options outstanding	—	55,583,678	—
Warrants	19,478,822	17,651,717	—
Short-term investments	112,827,978	319,640,855	—
Totals by level	$3,827,995,537	$669,357,206	$43,870,661

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,992,487	$—
Written options outstanding	—	(5,381,319)	—
Total return swap contracts	—	(6,372,471)	—
Totals by level	$—	$(9,761,303)	$—

34     Voyager Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of July 31, 2014	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation) #	Purchases	Sales	Net transfers in and/or out of Level 3 †	Balance as of July 31, 2015
Common stocks*:
Consumer discretionary	$21,670,243	$—	$669,394	$(1,154,317)	$6,724,295	$(16,408,756)	$—	$11,500,859
Financials	—	—	—	(192,362)	1,923,622	—	—	1,731,260
Information technology	—	—	(14,454,560)	14,454,560	—	—	—	—
Total common stocks	21,670,243	—	(13,785,166)	13,107,881	8,647,917	(16,408,756)	—	13,232,119
Convertible preferred stocks	—	—	—	(102,092)	30,740,634	—	—	30,638,542
Totals:	$21,670,243	$—	$(13,785,166)	$13,005,789	$39,388,551	$(16,408,756)	$—	$43,870,661

*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

†Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

#Includes $(1,112,996) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:

Description	Fair value	Valuation techniques	Unobservable input	Range of unobservable inputs (weighted average)	Impact to valuation from an increase in input[1]
Private equity	$38,275,278	Market transaction price	Liquidity discount	10%	Decrease
Private equity	$5,595,383	Comparable multiples	EV/sales multiple	0.8x–2.5x (1.7x)	Increase
			Liquidity discount	25%	Decrease

1Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

Voyager Fund     35

Statement of assets and liabilities 7/31/15
ASSETS
Investment in securities, at value, including $306,736,825 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,558,195,099)	$4,126,674,584
Affiliated issuers (identified cost $463,648,600) (Notes 1 and 5)	414,548,820
Cash	824,447
Foreign currency (cost $11,380,372) (Note 1)	11,273,986
Dividends, interest and other receivables	3,684,038
Receivable for shares of the fund sold	882,237
Receivable for investments sold	129,844,131
Unrealized appreciation on forward currency contracts (Note 1)	4,322,903
Prepaid assets	38,506
Total assets	4,692,093,652
LIABILITIES
Payable for investments purchased	101,643,451
Payable for shares of the fund repurchased	4,120,890
Payable for compensation of Manager (Note 2)	2,187,448
Payable for custodian fees (Note 2)	42,243
Payable for investor servicing fees (Note 2)	1,148,469
Payable for Trustee compensation and expenses (Note 2)	1,582,519
Payable for administrative services (Note 2)	16,921
Payable for distribution fees (Note 2)	983,506
Unrealized depreciation on OTC swap contracts (Note 1)	6,372,471
Unrealized depreciation on forward currency contracts (Note 1)	2,330,416
Written options outstanding, at value (premiums $9,868,265) (Notes 1 and 3)	5,381,319
Collateral on securities loaned, at value (Note 1)	316,708,471
Collateral on certain derivative contracts, at value (Note 1)	23,010,000
Other accrued expenses	608,054
Total liabilities	466,136,178
Net assets	$4,225,957,474

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,542,022,517
Undistributed net investment income (Note 1)	43,087,981
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	121,471,048
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	519,375,928
Total — Representing net assets applicable to capital shares outstanding	$4,225,957,474
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

36     Voyager Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($3,489,761,870 divided by 110,892,768 shares)	$31.47
	Offering price per class A share (100/94.25 of $31.47)*	$33.39
	Net asset value and offering price per class B share ($94,647,756 divided by 3,706,760 shares)**	$25.53
	Net asset value and offering price per class C share ($160,427,901 divided by 5,621,539 shares)**	$28.54
	Net asset value and redemption price per class M share ($28,398,966 divided by 998,413 shares)	$28.44
	Offering price per class M share (100/96.50 of $28.44)*	$29.47
	Net asset value, offering price and redemption price per class R share ($15,079,879 divided by 489,985 shares)	$30.78
	Net asset value, offering price and redemption price per class R5 share ($2,384,875 divided by 71,774 shares)	$33.23
	Net asset value, offering price and redemption price per class R6 share ($40,068,481 divided by 1,204,745 shares)	$33.26
	Net asset value, offering price and redemption price per class Y share ($395,187,746 divided by 11,926,897 shares)	$33.13
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Voyager Fund     37

Statement of operations Year ended 7/31/15
INVESTMENT INCOME
Dividends (net of foreign tax of $564,392)	$42,289,018
Interest (including interest income of $76,760 from investments in affiliated issuers) (Note 5)	95,195
Securities lending (Note 1)	2,648,928
Total investment income	45,033,141
EXPENSES
Compensation of Manager (Note 2)	23,845,242
Investor servicing fees (Note 2)	8,155,761
Custodian fees (Note 2)	168,485
Trustee compensation and expenses (Note 2)	160,339
Distribution fees (Note 2)	11,802,676
Administrative services (Note 2)	112,219
Other	1,250,330
Total expenses	45,495,052
Expense reduction (Note 2)	(612,630)
Net expenses	44,882,422
Net investment income	150,719

Net realized gain on investments (including realized loss of $1,714,792 on sales of investments in affiliated issuers) (Notes 1 and 3)	96,806,491
Net realized loss on swap contracts (Note 1)	(17,830,134)
Net realized gain on foreign currency transactions (Note 1)	56,861,109
Net realized gain on written options (Notes 1 and 3)	49,331,168
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(903,957)
Net unrealized appreciation of investments, swap contracts and written options during the year	241,407,254
Net gain on investments	425,671,931
Net increase in net assets resulting from operations	$425,822,650

The accompanying notes are an integral part of these financial statements.

38     Voyager Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 7/31/15	Year ended 7/31/14
Operations:
Net investment income	$150,719	$28,875,047
Net realized gain on investments and foreign currency transactions	185,168,634	794,134,683
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	240,503,297	(21,485,371)
Net increase in net assets resulting from operations	425,822,650	801,524,359
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(14,112,895)	(30,753,419)
Class B	—	(495,285)
Class C	—	(467,255)
Class M	—	(151,826)
Class R	(21,808)	(117,416)
Class R5	(138)	(171)
Class R6	(290,011)	(432,629)
Class Y	(2,529,833)	(3,478,480)
Net realized short-term gain on investments
Class A	(180,585,426)	—
Class B	(6,372,527)	—
Class C	(9,247,245)	—
Class M	(1,609,327)	—
Class R	(903,466)	—
Class R5	(974)	—
Class R6	(1,841,676)	—
Class Y	(19,564,188)	—
From net realized long-term gain on investments
Class A	(238,497,301)	—
Class B	(8,416,130)	—
Class C	(12,212,740)	—
Class M	(2,125,422)	—
Class R	(1,193,199)	—
Class R5	(1,286)	—
Class R6	(2,432,282)	—
Class Y	(25,838,221)	—
Increase (decrease) from capital share transactions (Note 4)	140,179,396	(336,099,580)
Total increase in net assets	38,205,951	429,528,298
NET ASSETS
Beginning of year	4,187,751,523	3,758,223,225
End of year (including undistributed net investment income of $43,087,981 and $15,868,718, respectively)	$4,225,957,474	$4,187,751,523

The accompanying notes are an integral part of these financial statements.

Voyager Fund     39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
July 31, 2015	$32.36	.01	3.28	3.29	(.14)	(4.04)	(4.18)	—	—	$31.47	10.51	$3,489,762	1.04	.03	140
July 31, 2014	26.76	.22	5.65	5.87	(.27)	—	(.27)	—	—	32.36	22.01	3,489,890.97		.73	146
July 31, 2013	20.61	.19	6.22	6.41	(.26)	—	(.26)	—	—	26.76	31.40	3,142,831	1.00	.84	130
July 31, 2012	22.80	.07	(2.26)	(2.19)	—	—	—	—	—[e,g]	20.61	(9.61)	2,874,779	1.07	.35	140
July 31, 2011	20.12	.01	2.74	2.75	(.08)	—	(.08)	—[e]	.01[f]	22.80	13.73	3,692,512	1.17	.05	176
Class B
July 31, 2015	$27.05	(.19)	2.71	2.52	—	(4.04)	(4.04)	—	—	$25.53	9.65	$94,648	1.79	(.72)	140
July 31, 2014	22.43	—[e]	4.73	4.73	(.11)	—	(.11)	—	—	27.05	21.13	104,736	1.72	(.01)	146
July 31, 2013	17.31	.02	5.22	5.24	(.12)	—	(.12)	—	—	22.43	30.40	104,780	1.75	.10	130
July 31, 2012	19.29	(.07)	(1.91)	(1.98)	—	—	—	—	—[e,g]	17.31	(10.26)	105,363	1.82	(.40)	140
July 31, 2011	17.09	(.14)	2.33	2.19	—	—	—	—[e]	.01[f]	19.29	12.87	157,197	1.92	(.70)	176
Class C
July 31, 2015	$29.79	(.21)	3.00	2.79	—	(4.04)	(4.04)	—	—	$28.54	9.67	$160,428	1.79	(.72)	140
July 31, 2014	24.67	(.01)	5.21	5.20	(.08)	—	(.08)	—	—	29.79	21.12	162,611	1.72	(.03)	146
July 31, 2013	18.98	.03	5.73	5.76	(.07)	—	(.07)	—	—	24.67	30.42	141,971	1.75	.12	130
July 31, 2012	21.15	(.08)	(2.09)	(2.17)	—	—	—	—	—[e,g]	18.98	(10.26)	166,329	1.82	(.40)	140
July 31, 2011	18.74	(.15)	2.55	2.40	—	—	—	—[e]	.01[f]	21.15	12.86	247,712	1.92	(.71)	176
Class M
July 31, 2015	$29.63	(.14)	2.99	2.85	—	(4.04)	(4.04)	—	—	$28.44	9.95	$28,399	1.54	(.47)	140
July 31, 2014	24.55	.06	5.18	5.24	(.16)	—	(.16)	—	—	29.63	21.37	28,099	1.47	.22	146
July 31, 2013	18.92	.07	5.72	5.79	(.16)	—	(.16)	—	—	24.55	30.77	24,935	1.50	.34	130
July 31, 2012	21.03	(.03)	(2.08)	(2.11)	—	—	—	—	—[e,g]	18.92	(10.03)	23,150	1.57	(.15)	140
July 31, 2011	18.59	(.10)	2.53	2.43	—	—	—	—[e]	.01[f]	21.03	13.13	29,618	1.67	(.45)	176
Class R
July 31, 2015	$31.72	(.07)	3.21	3.14	(.04)	(4.04)	(4.08)	—	—	$30.78	10.24	$15,080	1.29	(.22)	140
July 31, 2014	26.23	.14	5.54	5.68	(.19)	—	(.19)	—	—	31.72	21.70	18,033	1.22	.48	146
July 31, 2013	20.20	.14	6.09	6.23	(.20)	—	(.20)	—	—	26.23	31.08	17,812	1.25	.61	130
July 31, 2012	22.40	.02	(2.22)	(2.20)	—	—	—	—	—[e,g]	20.20	(9.82)	18,921	1.32	.09	140
July 31, 2011	19.80	(.05)	2.71	2.66	(.07)	—	(.07)	—[e]	.01[f]	22.40	13.46	22,351	1.42	(.20)	176
Class R5
July 31, 2015	$33.96	.09	3.47	3.56	(.25)	(4.04)	(4.29)	—	—	$33.23	10.84	$2,385.75		.27	140
July 31, 2014	28.07	.34	5.92	6.26	(.37)	—	(.37)	—	—	33.96	22.39	16.65		1.04	146
July 31, 2013	21.54	.30	6.51	6.81	(.28)	—	(.28)	—	—	28.07	31.95	13.63		1.19	130
July 31, 2012†	21.85	.01	(.32)	(.31)	—	—	—	—	—	21.54	(1.42) *	10	.05*	.03*	140
Class R6
July 31, 2015	$33.99	.14	3.44	3.58	(.27)	(4.04)	(4.31)	—	—	$33.26	10.93	$40,068.65		.42	140
July 31, 2014	28.09	.37	5.93	6.30	(.40)	—	(.40)	—	—	33.99	22.53	36,802.55		1.15	146
July 31, 2013	21.54	.24[d]	6.60	6.84	(.29)	—	(.29)	—	—	28.09	32.10	31,033.53		.89[d]	130
July 31, 2012†	21.85	.01	(.32)	(.31)	—	—	—	—	—	21.54	(1.42) *	10	.04*	.04*	140
Class Y
July 31, 2015	$33.87	.09	3.44	3.53	(.23)	(4.04)	(4.27)	—	—	$33.13	10.77	$395,188.79		.28	140
July 31, 2014	27.98	.31	5.91	6.22	(.33)	—	(.33)	—	—	33.87	22.33	347,565.72		.98	146
July 31, 2013	21.54	.27	6.49	6.76	(.32)	—	(.32)	—	—	27.98	31.73	294,849.75		1.12	130
July 31, 2012	23.77	.13	(2.36)	(2.23)	—	—	—	—	—[e,g]	21.54	(9.38)	325,603.82		.59	140
July 31, 2011	20.97	.07	2.86	2.93	(.14)	—	(.14)	—[e]	.01[f]	23.77	13.99	569,805.92		.29	176

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Voyager Fund	Voyager Fund	41

Financial highlights (Continued)

*Not annualized.

†For the period July 3, 2012 (commencement of operations) to July 31, 2012.

aPer share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

bTotal return assumes dividend reinvestment and does not reflect the effect of sales charges.

cIncludes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

dThe net investment income ratio and per share amount shown for the period ending July 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

eAmount represents less than $0.01 per share.

fReflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

gReflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

42     Voyager Fund

Notes to financial statements 7/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through July 31, 2015.

Putnam Voyager Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

Voyager Fund     43

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

44     Voyager Fund

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, to enhance returns on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master

Voyager Fund     45

netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $13,197,663 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $316,708,471 and the value of securities loaned amounted to $307,162,277. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

46     Voyager Fund

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, straddle loss deferrals, income on swap contracts and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $44,023,229 to decrease distributions in excess of net investment income, $19,246 to decrease paid-in-capital and $44,003,983 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$715,593,619
Unrealized depreciation	(233,086,784)
Net unrealized appreciation	482,506,835
Undistributed ordinary income	38,688,891
Undistributed long-term gain	93,378,115
Undistributed short-term gain	65,677,413
Cost for federal income tax purposes	$4,058,716,569

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.12%. The monthly base fee

Voyager Fund     47

is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.548% of the fund’s average net assets before an increase of $396,896 (0.009% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,776,731
Class B	195,629
Class C	316,925
Class M	55,275
Class R	32,326
Class R5	2,197
Class R6	19,264
Class Y	757,414
Total	$8,155,761

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,923 under the expense offset arrangements and by $606,707 under the brokerage/service arrangements.

48     Voyager Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,467, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$8,831,336
Class B	1,018,882
Class C	1,652,235
Class M	216,139
Class R	84,084
Total	$11,802,676

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $248,031 and $1,953 from the sale of class A and class M shares, respectively, and received $62,589 and $1,546 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $277 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$5,753,808,390	$6,021,180,618
U.S. government securities (Long-term)	—	—
Total	$5,753,808,390	$6,021,180,618

Voyager Fund     49

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$70,197,631	$37,281,299
Options opened	510,695,775	86,313,645
Options exercised	—	—
Options expired	(482,138,566)	(94,913,386)
Options closed	(57,213,532)	(18,813,293)
Written options outstanding at the end of the reporting period	$41,541,308	$9,868,265

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	5,183,879	$163,745,180	5,083,664	$155,397,538
Shares issued in connection with reinvestment of distributions	13,234,495	405,107,902	945,299	28,585,821
	18,418,374	568,853,082	6,028,963	183,983,359
Shares repurchased	(15,366,145)	(488,634,618)	(15,627,833)	(476,677,197)
Net increase (decrease)	3,052,229	$80,218,464	(9,598,870)	$(292,693,838)

	Year ended 7/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	300,779	$7,823,465	352,932	$9,033,292
Shares issued in connection with reinvestment of distributions	549,742	13,721,569	18,043	458,121
	850,521	21,545,034	370,975	9,491,413
Shares repurchased	(1,016,214)	(26,407,772)	(1,169,391)	(29,880,541)
Net decrease	(165,693)	$(4,862,738)	(798,416)	$(20,389,128)

	Year ended 7/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	577,230	$16,613,004	621,925	$17,543,210
Shares issued in connection with reinvestment of distributions	601,192	16,767,236	12,351	345,455
	1,178,422	33,380,240	634,276	17,888,665
Shares repurchased	(1,015,979)	(29,414,024)	(929,693)	(25,934,900)
Net increase (decrease)	162,443	$3,966,216	(295,417)	$(8,046,235)

50     Voyager Fund

	Year ended 7/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	32,020	$927,365	45,399	$1,263,926
Shares issued in connection with reinvestment of distributions	131,156	3,640,889	5,319	147,750
	163,176	4,568,254	50,718	1,411,676
Shares repurchased	(113,005)	(3,247,091)	(118,346)	(3,263,608)
Net increase (decrease)	50,171	$1,321,163	(67,628)	$(1,851,932)

	Year ended 7/31/15		Year ended 7/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	128,375	$3,975,620	177,145	$5,341,769
Shares issued in connection with reinvestment of distributions	56,040	1,680,074	2,841	84,346
	184,415	5,655,694	179,986	5,426,115
Shares repurchased	(262,953)	(8,180,962)	(290,523)	(8,598,903)
Net decrease	(78,538)	$(2,525,268)	(110,537)	$(3,172,788)

	Year ended 7/31/15		Year ended 7/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	79,685	$2,463,717	—	$—
Shares issued in connection with reinvestment of distributions	74	2,398	6	171
	79,759	2,466,115	6	171
Shares repurchased	(8,454)	(273,759)	—	—
Net increase	71,305	$2,192,356	6	$171

	Year ended 7/31/15		Year ended 7/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	135,438	$4,517,503	88,024	$2,802,257
Shares issued in connection with reinvestment of distributions	141,431	4,563,969	13,661	432,629
	276,869	9,081,472	101,685	3,234,886
Shares repurchased	(154,999)	(5,198,265)	(123,670)	(3,933,547)
Net increase (decrease)	121,870	$3,883,207	(21,985)	$(698,661)

	Year ended 7/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,195,462	$108,040,983	2,308,229	$74,098,441
Shares issued in connection with reinvestment of distributions	1,275,469	41,044,591	93,508	2,954,851
	4,470,931	149,085,574	2,401,737	77,053,292
Shares repurchased	(2,805,292)	(93,099,578)	(2,676,769)	(86,300,461)
Net increase (decrease)	1,665,639	$55,985,996	(275,032)	$(9,247,169)

Voyager Fund     51

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	531	0.74%	$17,645
Class R6	532	0.04	17,694

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliates	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$218,450,175	$1,840,530,506	$1,969,162,703	$76,760	$89,817,978
ITT Educational Services, Inc.	26,697,942	2,955,532	838,092	—	8,022,371
Totals	$245,148,117	$1,843,486,038	$1,970,000,795	$76,760	$97,840,349

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$45,000,000
Written equity option contracts (contract amount) (Note 3)	$29,500,000
Forward currency contracts (contract amount)	$391,700,000
OTC total return swap contracts (notional)	$64,000,000
Warrants (number of warrants)	9,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$4,322,903	Payables	$2,330,416
Equity contracts	Investments	92,714,217	Payables	11,753,790
Total		$97,037,120		$14,084,206

52     Voyager Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$56,976,750	$—	$56,976,750
Equity contracts	1,507,221	(46,368,059)	—	(17,830,134)	(62,690,972)
Total	$1,507,221	$(46,368,059)	$56,976,750	$(17,830,134)	$(5,714,222)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Forward currency contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$(809,242)	$—	$(809,242)
Equity contracts	2,517,106	(833,033)	—	(4,300,331)	(2,616,258)
Total	$2,517,106	$(833,033)	$(809,242)	$(4,300,331)	$(3,425,500)

Voyager Fund     53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
OTC Total return swap contracts* #	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	—	—	2,622,140	—	—	—	1,700,763	—	4,322,903
Purchased options** #	3,402,687	7,991,286	1,168,847	15,059,786	4,173,161	213,166	—	23,574,745	55,583,678
Total Assets	$3,402,687	$7,991,286	$3,790,987	$15,059,786	$4,173,161	$213,166	$1,700,763	$23,574,745	$59,906,581
Liabilities:
OTC Total return swap contracts*#	—	—	—	6,372,471	—	—	—	—	6,372,471
Forward currency contracts#	—	—	1,272,620	—	—	—	—	1,057,796	2,330,416
Written options#	—	69,775	705,706	557,624	3,906,288	141,926	—	—	5,381,319
Total Liabilities	$—	$69,775	$1,978,326	$6,930,095	$3,906,288	$141,926	$—	$1,057,796	$14,084,206
Total Financial and Derivative Net Assets	$3,402,687	$7,921,511	$1,812,661	$8,129,691	$266,873	$71,240	$1,700,763	$22,516,949	$45,822,375
Total collateral received (pledged)† ##	$1,816,000	$7,921,511	$1,530,000	$8,129,691	$266,873	$—	$—	$11,868,978
Net amount	$1,586,687	$—	$282,661	$—	$—	$71,240	$1,700,763	$10,647,971

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

54	Voyager Fund	Voyager Fund	55

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $108,413,905 as a capital gain dividend with respect to the taxable year ended July 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 25.64% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 32.40%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $30,518 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

56     Voyager Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Voyager Fund     57

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58     Voyager Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Voyager Fund     59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60     Voyager Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN016
296138 9/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2015	$199,620	$ —	$11,637	$ —
July 31, 2014	$172,157	$ —	$10,598	$ —

For the fiscal years ended July 31, 2015 and July 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $691,313 and $586,722 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2015	$ —	$679,676	$ —	$ —

July 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2015